CSFB

Credit Suisse First Boston

Home Equity Asset Trust 2005-4

DERIVED INFORMATION   5/04/05

[$865,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,150,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 538-8373 or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.  Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,378
Total Outstanding Loan Balance	$1,138,494,069	Min	Max
Average Loan Current Balance	$154,309	$6,247	$753,756
Weighted Average Original LTV	81.4%
Weighted Average Coupon	7.11%	4.79%	13.75%
Arm Weighted Average Coupon	6.97%
Fixed Weighted Average Coupon	7.96%
Weighted Average Margin	6.21%	2.88%	10.79%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	85.9%
% Fixed	14.1%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,150,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 5.00	9	2,345,858	0.2	4.98	66.86	643
5.01 - 5.50	164	33,346,996	2.9	5.34	78.79	668
5.51 - 6.00	681	141,301,822	12.4	5.83	79.15	658
6.01 - 6.50	1,012	189,988,052	16.7	6.32	79.98	651
6.51 - 7.00	1,593	308,084,666	27.1	6.80	80.58	636
7.01 - 7.50	999	166,256,433	14.6	7.28	81.40	619
7.51 - 8.00	801	119,835,546	10.5	7.79	83.07	606
8.01 - 8.50	381	49,643,941	4.4	8.29	84.38	594
8.51 - 9.00	496	50,663,501	4.5	8.77	85.33	592
9.01 - 9.50	235	20,634,483	1.8	9.28	84.85	589
9.51 - 10.00	284	19,063,138	1.7	9.80	88.42	606
10.01 - 10.50	176	11,102,614	1.0	10.30	86.68	636
10.51 - 11.00	216	14,338,215	1.3	10.72	87.30	630
11.01 - 11.50	125	7,039,052	0.6	11.19	86.30	638
11.51 - 12.00	144	3,438,820	0.3	11.74	95.69	598
12.01 - 12.50	27	513,163	-	12.22	97.35	621
12.51 - 13.00	13	453,375	-	12.68	83.83	580
13.01 - 13.50	4	134,136	-	13.49	99.76	629
13.51 - 14.00	18	310,260	-	13.70	96.87	581
Total:	7,378	1,138,494,069	100.0	7.11	81.43	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Not Available	2	367,411	-	7.14	80.00	0
451 - 475	3	363,888	-	9.73	82.86	465
476 - 500	2	200,687	-	8.25	76.77	499
501 - 525	100	15,150,896	1.3	8.56	71.86	517
526 - 550	347	54,496,665	4.8	8.12	75.58	540
551 - 575	531	83,184,536	7.3	7.70	77.61	564
576 - 600	1,209	160,059,783	14.1	7.41	82.20	589
601 - 625	1,662	225,493,621	19.8	7.13	82.36	613
626 - 650	1,420	228,819,376	20.1	6.88	82.08	638
651 - 675	969	160,397,613	14.1	6.85	82.29	663
676 - 700	532	99,481,794	8.7	6.76	82.28	686
701 - 725	300	55,041,482	4.8	6.67	82.43	712
726 - 750	166	29,919,958	2.6	6.63	82.57	737
751 - 775	96	19,220,463	1.7	6.57	80.81	761
776 - 800	33	5,139,465	0.5	6.79	81.28	783
801 - 825	6	1,156,432	0.1	7.21	82.16	807
Total:	7,378	1,138,494,069	100.0	7.11	81.43	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	925	25,907,685	2.3	10.14	95.16	625
50,001 - 100,000	1,604	122,874,340	10.8	7.77	81.38	620
100,001 - 150,000	1,865	230,528,754	20.2	7.21	81.62	626
150,001 - 200,000	1,156	200,059,373	17.6	6.92	80.96	628
200,001 - 250,000	675	150,721,665	13.2	6.90	80.53	631
250,001 - 300,000	420	114,760,028	10.1	6.89	80.36	633
300,001 - 350,000	262	84,886,574	7.5	6.88	81.66	635
350,001 - 400,000	199	74,819,754	6.6	6.78	82.17	644
400,001 - 450,000	111	47,199,172	4.1	6.73	81.32	650
450,001 - 500,000	79	37,845,156	3.3	6.76	79.93	641
500,001 - 550,000	35	18,448,166	1.6	6.75	82.08	647
550,001 - 600,000	17	9,716,391	0.9	6.62	80.18	631
600,001 - 750,000	28	19,221,256	1.7	6.96	79.53	642
750,001 - 800,000	2	1,505,756	0.1	6.77	69.82	613
Total:	7,378	1,138,494,069	100.0	7.11	81.43	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	106	11,783,227	1.0	7.04	38.94	599
50.001 - 55.000	58	11,133,547	1.0	7.13	52.81	606
55.001 - 60.000	89	14,237,129	1.3	7.06	58.01	597
60.001 - 65.000	154	27,075,685	2.4	7.39	63.51	596
65.001 - 70.000	243	46,495,087	4.1	7.11	68.68	604
70.001 - 75.000	340	58,087,718	5.1	7.14	73.80	608
75.001 - 80.000	3,204	549,336,891	48.3	6.78	79.66	643
80.001 - 85.000	668	117,102,919	10.3	7.24	84.35	608
85.001 - 90.000	1,102	201,382,542	17.7	7.18	89.50	631
90.001 - 95.000	254	35,469,097	3.1	7.55	94.50	639
95.001 - 100.000	1,160	66,390,228	5.8	9.07	99.70	639
Total:	7,378	1,138,494,069	100.0	7.11	81.43	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
-	1,750	232,414,419	20.4	7.58	81.68	635
0.5	3	697,164	0.1	8.19	80.00	659
1.0	180	40,838,121	3.6	7.06	81.20	643
1.5	1	119,917	-	7.85	80.00	564
2.0	3,706	599,264,940	52.6	6.93	81.38	629
2.5	5	1,086,279	0.1	7.28	87.45	645
3.0	1,659	256,200,168	22.5	7.09	81.44	630
3.5	1	46,769	-	6.20	64.38	661
4.0	1	139,502	-	6.63	41.18	697
5.0	72	7,686,790	0.7	7.56	78.25	621
Total:	7,378	1,138,494,069	100.0	7.11	81.43	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	5,014	689,317,342	60.5	7.00	82.92	625
Reduced	1,122	196,406,545	17.3	7.09	81.32	654
No Income/ No Asset	64	9,088,092	0.8	7.24	80.08	647
Stated Income / Stated Assets	1,178	243,682,089	21.4	7.44	77.36	629
Total:	7,378	1,138,494,069	100.0	7.11	81.43	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	7,041	1,085,465,593	95.3	7.08	81.59	630
Second Home	29	7,208,491	0.6	7.21	81.91	657
Investor	308	45,819,985	4.0	7.79	77.67	655
Total:	7,378	1,138,494,069	100.0	7.11	81.43	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	880	239,575,145	21.0	6.80	79.28	643
Florida	634	90,825,287	8.0	7.17	80.80	627
Maryland	262	54,374,533	4.8	6.77	80.92	629
Illinois	343	51,272,927	4.5	7.15	82.20	631
Virginia	285	49,699,134	4.4	7.07	81.76	628
Texas	536	49,543,105	4.4	7.93	82.98	621
New York	177	47,535,160	4.2	7.00	80.53	634
Arizona	284	42,009,238	3.7	6.97	81.69	629
New Jersey	184	39,817,548	3.5	7.06	80.10	622
Georgia	301	37,503,178	3.3	7.27	84.08	628
Washington	232	37,164,994	3.3	6.81	82.01	641
Nevada	161	30,303,588	2.7	7.05	80.69	632
Minnesota	195	29,838,435	2.6	6.91	81.95	635
Ohio	295	29,208,978	2.6	7.27	84.47	622
Michigan	220	27,011,375	2.4	7.64	82.26	618
Other	2,389	282,811,445	24.8	7.30	82.58	626
Total:	7,378	1,138,494,069	100.0	7.11	81.43	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	4,003	544,904,979	47.9	7.16	82.78	645
Refinance - Rate Term	553	83,045,086	7.3	6.77	81.78	634
Refinance - Cashout	2,822	510,544,003	44.8	7.11	79.93	616
Total:	7,378	1,138,494,069	100.0	7.11	81.43	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	1	135,875	-	9.85	85.00	806
Arm 2/28	5,183	926,694,176	81.4	6.99	80.87	630
Arm 3/27	236	43,753,140	3.8	6.66	80.12	642
Arm 5/25	21	5,031,524	0.4	7.03	82.07	629
Arm 6 Month	11	2,201,384	0.2	6.42	81.88	609
B15 /30	387	14,149,553	1.2	10.28	99.10	634
Fixed Rate	1,539	146,528,417	12.9	7.73	83.65	633
Total:	7,378	1,138,494,069	100.0	7.11	81.43	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	6,392	962,069,672	84.5	7.12	81.59	629
Condo	394	54,713,512	4.8	6.92	80.84	649
PUD	263	51,095,498	4.5	6.85	80.75	648
2 Family	241	47,756,017	4.2	7.26	81.53	637
3-4 Family	88	22,859,371	2.0	7.29	77.24	641
Total:	7,378	1,138,494,069	100.0	7.11	81.43	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	86	14,889,664	1.5	6.70	79.43	652
4.01 - 4.50	199	38,675,031	4.0	6.27	79.18	658
4.51 - 5.00	463	87,134,806	8.9	6.32	79.76	654
5.01 - 5.50	707	126,422,241	12.9	6.48	80.57	651
5.51 - 6.00	859	154,954,259	15.8	6.65	80.14	640
6.01 - 6.50	758	131,083,126	13.4	6.93	81.48	634
6.51 - 7.00	1,467	300,436,228	30.7	7.07	80.71	623
7.01 - 7.50	365	52,764,589	5.4	7.89	82.21	597
7.51 - 8.00	249	36,313,716	3.7	8.36	83.59	585
8.01 - 8.50	155	18,025,633	1.8	8.86	85.02	574
8.51 - 9.00	88	10,923,199	1.1	9.16	83.18	576
9.01 - 9.50	44	5,029,384	0.5	9.58	82.24	569
9.51 - 10.00	9	981,247	0.1	10.03	82.69	564
10.01 - 10.50	2	123,038	-	10.48	87.81	576
10.51 – 10.79	1	59,936	-	11.04	16.13	532
Total:	5,452	977,816,098	100.0	6.97	80.84	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 – 3	12	1,508,930	0.2	6.75	83.65	593
4 – 6	4	1,289,787	0.1	6.99	78.04	617
7 – 12	2	452,530	-	7.75	81.50	653
13 - 15	6	1,088,189	0.1	6.70	83.80	652
16 - 18	30	6,643,816	0.7	6.45	78.44	648
19 - 21	1,937	360,468,354	36.9	6.99	81.09	639
22 - 24	3,204	557,579,830	57.0	6.99	80.74	624
25 - 27	1	252,598	-	5.25	80.00	762
28 - 30	3	761,669	0.1	6.26	86.12	651
31 - 33	100	18,832,667	1.9	6.77	79.82	644
34 - 36	132	23,906,206	2.4	6.60	80.17	639
37 -59	21	5,031,524	0.5	7.03	82.07	629
Total:	5,452	977,816,098	100.0	6.97	80.84	631

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	154	30,389,480	3.1	5.55	78.25	669
11.51 - 12.00	534	107,174,212	11.0	5.86	78.29	655
12.01 - 12.50	714	131,130,339	13.4	6.27	79.87	651
12.51 - 13.00	960	181,624,194	18.6	6.67	80.83	641
13.01 - 13.50	705	127,192,119	13.0	6.99	81.40	630
13.51 - 14.00	956	190,039,678	19.4	7.22	81.39	624
14.01 - 14.50	546	88,957,694	9.1	7.61	81.64	610
14.51 - 15.00	429	63,186,535	6.5	8.22	83.10	599
15.01 - 15.50	196	26,232,456	2.7	8.68	84.67	592
15.51 - 16.00	142	17,852,981	1.8	9.04	83.34	582
16.01 - 16.50	43	5,185,317	0.5	9.42	80.57	556
16.51 - 17.00	40	5,074,945	0.5	9.92	77.08	560
17.01 - 17.50	21	2,143,261	0.2	10.28	77.59	572
17.51 - 18.00	7	1,058,612	0.1	10.81	65.31	564
18.01 – 19.85	5	574,276	0.1	12.11	65.00	529
Total:	5,452	977,816,098	100.0	6.97	80.84	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	28	4,914,432	0.5	6.07	81.73	694
4.51 - 5.50	311	69,395,874	7.1	5.76	79.68	672
5.51 - 6.00	697	141,696,866	14.5	6.03	79.53	656
6.01 - 6.50	872	163,518,658	16.7	6.44	80.11	645
6.51 - 7.00	1,296	258,316,058	26.4	6.88	80.44	633
7.01 - 7.50	811	136,682,509	14.0	7.33	81.29	617
7.51 - 8.00	618	96,437,804	9.9	7.83	82.69	602
8.01 - 8.50	298	41,927,822	4.3	8.33	84.57	593
8.51 - 9.00	291	36,904,504	3.8	8.76	83.93	577
9.01 - 9.50	111	13,669,217	1.4	9.28	81.98	564
9.51 - 10.00	74	9,465,985	1.0	9.77	79.49	572
10.01 - 10.50	28	2,622,845	0.3	10.25	80.50	569
10.51 - 11.00	11	1,629,312	0.2	10.82	72.37	551
11.01 - 11.50	2	133,335	-	11.10	43.03	519
11.51 - 12.00	1	292,328	-	11.90	65.00	535
12.51 – 12.85	3	208,549	-	12.75	65.00	528
Total:	5,452	977,816,098	100.0	6.97	80.84	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	14	2,598,856	0.3	6.37	82.01	622
1.50	567	91,229,926	9.3	7.32	82.41	626
2.00	1	135,875	-	9.85	85.00	806
3.00	4,866	882,783,509	90.3	6.94	80.69	631
5.00	4	1,067,932	0.1	6.56	70.38	697
Total:	5,452	977,816,098	100.0	6.97	80.84	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,940	665,839,052	68.1	6.97	80.90	632
1.50	1,511	311,541,046	31.9	6.97	80.71	629
2.00	1	436,000	-	5.63	80.00	641
Total:	5,452	977,816,098	100.0	6.97	80.84	631

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	6,167	857,349,381	75.3	7.26	81.52	623
24	423	100,526,811	8.8	6.97	81.92	647
36	41	11,050,305	1.0	6.44	81.30	644
60	746	169,171,582	14.9	6.50	80.68	661
120	1	395,990	-	6.50	80.00	649
Total:	7,378	1,138,494,069	100.0	7.11	81.43	631

* Note, for second liens, CLTV is employed in this calculation.